Exhibit 99.1

Forward Looking and Cautionary Statements
This presentation and oral statements made regarding the subjects of this presentation may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, or the Reform Act, which may include, but are not limited to, statements regarding our plans, objectives, expectations and intentions and other statements that are not historical facts, including statements identified by words such as "outlook," "intends," "plans," "estimates," "believes," "expects," "potential," "continues," "may,"
"will," "should," "seeks," "approximately," "predicts," "anticipates," "foresees," or the negative version of these words or other comparable expressions. All statements addressing operating performance, events, or developments that the Partnership expects or anticipates will occur in the future, including statements relating to revenue growth and earnings or earnings per unit growth, as well as statements expressing optimism or pessimism about future operating results, are forward-looking statements within the meaning of the Reform Act.
The forward-looking statements are based upon our current views and assumptions regarding future events and operating performance and are inherently subject to significant business, economic and competitive uncertainties and contingencies and changes in circumstances, many of which are beyond our control. The statements in this presentation are made as of the date of this presentation, even if subsequently made available by us on our website or otherwise. We do not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this presentation.
Although the Partnership does not make forward-looking statements unless it believes it has a reasonable basis for doing so, the
Partnership cannot guarantee their accuracy. Achieving the results described in these statements involves a number of risks, uncertainties and other factors that could cause actual results to differ materially, including the factors discussed in this presentation and those described in the “Risk Factors” section of the Partnership’s Form 10-K filed on March 28, 2013, with the Securities and Exchange
Commission as well as in the Partnership’s other filings with the Securities and Exchange Commission. No undue reliance should be placed on any forward-looking statements.

EXXON
EXXON

Pennsylvania

Exxon Station
Rt. 309 N., Allentown, PA

3 Management Representatives Mark Miller Chief Financial Officer Charles Nifong Vice President of Finance & Chief Investment Officer

• Lehigh Gas Partners LP (“LGP” or “Lehigh Gas”) is
a leading wholesale distributor of motor fuels and
owner and lessee of real estate related to retail
fuel distribution. Its Predecessor was founded in
1992
Focused on distributing fuels to and owning
and leasing sites primarily located in
metropolitan and urban areas
• Completed a $138 million Initial Public Offering on
October 30, 2012
(1)
• Equity market capitalization of $375 million and
enterprise value of $634 million as of 5/16/13
• As of 3/31/2013, distribute to 779 locations
primarily in the Northeastern United States, Florida
and Ohio
(2)
208 owned sites and 303 leased sites
(3)
Also distribute to 223 independent dealer
sites and 45 sites through eight sub-
wholesalers
(2)
• Distributed 591.3 million gallons of motor fuel in
2012
(3)
Lehigh Gas Overview
Top 10 Distributor for
(4)
:
(1)
Includes $18 million exercise of over-allotment.
(2)
As of March 31, 2013.
(3)
On a pro forma basis. See the press release dated March 25, 2013 for additional information.
(4)
Based on 2012 volume.

LGP Supplied
Dunmore Acquisition
Express Lane Acquisition
Maine
New Hampshire
New York
Massachusetts
Ohio
Pennsylvania
New Jersey
Kentucky
Florida

5 Lehigh Gas Portfolio Overview )

Lehigh Gas Operations
Industry Value Chain
Pipeline / Storage
Non-Qualifying Income
Retail Distribution
Rental Income (Personalty)
Concessions
Gasoline Station
Wholesale Distributor
Qualified MLP Income
Wholesale Distribution
Rental Income (Realty)
•
Stable cash flow
•
Margin per gallon
•
Limited commodity exposure
•
Multi-year contracts
•
Stable cash flow
•
Prime locations
•
Multi-year contracts

bp

BP Station

Union Centre Blvd., West Chester, OH

(Metro Cincinnati)

Ohio

Investment Highlights
• Stable Cash Flows from Rental Income
and Wholesale Fuel Distribution
• Prime Real Estate Locations in Areas
with High Traffic
• Long-Term Relationships with Major
Integrated Oil Companies and Refiners
• Established History of Completing and
Integrating Acquisitions
• Aligned Equity Ownership
• Financial Flexibility to Pursue
Acquisitions and Expansion
Opportunities

4%
5%
28%
33%
17%
14%
PADD IV
Rocky
Mountains
PADD II
Midwest
PADD V
West Coast
PADD I
East Coast
35%
29%
PADD III
Gulf Coast
16%
20%
Gasoline (2012)
Diesel (2011)
PADDs with LGP Operations
PADDs without LGP Operations

Historical Consumption of Gasoline in the U.S.

Barrels Per Year (Billions)
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

• Gasoline consumption in the U.S. has proven to be stable,
with growth in 52 of the last 66 years
• Since 1985 gasoline consumption has increased from
2.5 to 3.2 billion barrels per year in 2012 (CAGR of 1%)
Down years driven by historical external shocks or
other unusual economic factors
Except for the energy crisis of the late 1970s,
declines were less than 3% in any given year
• Since 1985, diesel consumption has increased from 0.4 to
0.9 billion barrels in 2011 (CAGR 2.9%)
U.S. Motor Fuel Consumption (1)
(1) Source: Energy Information Administration (EIA).
(2) Petroleum Administration for Defense Districts (PADD).
Motor Fuel Consumption by PADD
(2)

Wholesale Industry Overview
• Wholesale motor fuel distribution
consists of sales of branded and
unbranded gasoline and diesel to retail
gas station operators and other
wholesale distributors
•
Wholesale marketing is fragmented
and local
• Product differentiation is achieved
through branding gasoline, which can be
sold at a premium price
Exxon, Mobil, BP, Shell and Valero
are considered premium brands
• SG&A costs are mostly fixed with a small
portion of variable costs
• Wholesale fuels marketing has limited
commodity exposure
• Lessee dealers – Wholesale distributor
owns or leases sites and leases or
subleases sites to the lessee dealer
• Independent dealer – Sites are owned
by an independent dealer or leased by
an independent dealer from a third party
• Sub-wholesalers – Wholesale
distributor sells to sub-wholesalers
• Company operated stores –
Wholesale distributor owns or leases
sites and conducts the retail operations
Classes of Trade Wholesale Business

Shell

Shell Station

Route 17, Hasbrouck Heights, NJ

New Jersey

• Own or lease sites in prime
locations and seek to enhance
cash flow
• Expand within and beyond core
geographic markets through
acquisitions
•
Serve as a preferred distributor
and dedicated supplier
• Increase motor fuel distribution
business by expanding
market share
•
Maintain strong relationships
with major integrated oil
companies and refiners
•
Manage risk and mitigate
exposure
to environmental
liabilities
Lehigh Gas Strategy

Master Limited Partnership
LG
LEHIGH GAS
PARTNERS LP
Wholesale Distribution and Rental Income
Distribution / Rental Agreement
Lessee Dealer
Independent Dealer
LGO(1)
(affiliate of LGP)
Sub-Wholesaler
Payment for Fuel
Payment Terms / Discounts
Motor Fuels
Suppliers
EXXON
Mobil
bp
Gulf
SUNOCO
VALERO
Unbranded Fuels
Chevron
Motor Fuels
Independent Transportation Contractors

11 Lehigh Gas Operating Model (1) Lehigh Gas – Ohio, LLC (“LGO”).

Average Margin: $0.0644
$0.0800
$0.0700
$0.0600
$0.0500
$0.0400
$0.0300
$0.0200
$0.0100
$-
(Margin Per Gallon)
$0.0534
$0.0600
$0.0722
$0.0662
$0.0700
YE 2009
YE 2010
YE 2011
YE 2011
PF 2012
LGP
Predecessor
Average

750
600
450
300
150
0
(Gallons in Millions)
438
519
532
562
591
YE 2009
YE 2010
YE 2011
YE 2011
PF 2012
LGP
Predecessor

Stable Cash Flows: Wholesale Distribution
(1) Wholesale Distribution Margin Per Gallon represents revenues from fuel sales minus costs from fuel sales (including amounts to affiliates) divided by the gallons of motor fuel distributed.
(2) YE (Year End) represents twelve months ended December 31 of the applicable year and PF (Pro Forma) represents 2012 pro forma as presented on Form 8-K filed with the SEC on March 28, 2013.
(3) Excludes gallons of motor fuel distributed to sites classified as discontinued operations with respect to the periods presented for our predecessor.
Stable cash flows from long-term wholesale motor fuel distribution contracts
• Our supply agreements with independent dealers generally have 10-year terms
• Lessee dealers generally have 3-year terms
• LGO generally has a 15-year term
Gallons of Motor Fuel Distributed
(2)(3)
Wholesale Distribution Margin Per Gallon
(1)(2)

Rental Income / Site ($ 000's)
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$65.1
$57.5
$55.8
$68.7
$49.4
YE 2009
YE 2010
YE 2011
YE 2011
PF 2012
LGP
Predecessor

(Number of Sites)
450
360
270
180
90
0
320
332
368
311
511
YE 2009
YE 2010
YE 2011
YE 2011
PF 2012
LGP
Predecessor

Number of Sites Owned and Leased
(2)
Rental Income Per Site
(1)(2)
Stable cash flows from rental income associated with long-term leases
• Lease agreements with lessee dealers generally have 3-year terms and had an average of 2.2 years remaining as of December 31, 2012
• LGO agreements have 15-year terms and had an average of 14.9 years remaining as of December 31, 2012
Stable Cash Flows: Rental Income
(1) Rental income is rental income from lessee dealers and from affiliates.
(2) YE (Year End) represents twelve months ended December 31 of the applicable year and PF (Pro Forma) represents 2012 pro forma as presented on Form 8-K filed with the SEC on March 28, 2013.

➢

Suburban / Rural Areas 13%
Metropolitan / Urban Areas 87%

New York 2%
Massachusetts 1%
Kentucky 2%
Pennsylvania 34%
Florida 3%
Ohio 28%
New Jersey 30%

Prime Real Estate Locations
• We derive rental income from sites we own or lease that provide convenient fueling locations primarily in areas that are densely populated
• We lease sites in nine states
(1)
Over 60% of US gasoline consumption is in the Midwest and Northeast
(2)
• Limited availability of undeveloped real estate in our current locations presents a high barrier to entry for the development of competing sites
• Due to prime locations, owned real estate sites have high alternate use values, which provides additional risk mitigation
(1) As of March 31, 2013.
(2) Source: EIA.
LGP Owned Sites by State
(1)
LGP Owned and Leased Sites by Area
(1)

Other Branded / Non-Branded 14%
Valero 4%
Shell 14%
ExxonMobil 41%
BP 27%

Long-Term Relationships
• One of the ten largest independent distributors by
volume in the U.S. for Exxon, Mobil, and BP
branded fuels
Also distribute Shell, Valero, Sunoco,
Chevron and Gulf-branded motor fuels
• Prompt payment history and good credit standing
with suppliers allow us to receive certain term
discounts on fuel purchases, which increases
wholesale profitability
• Branded fuel is perceived by retail customers as
higher quality and commands a price premium
LGP Fuel Distribution by Brand
(1)
Brands Distributed
(1) For the Quarter ending March 31, 2013. Relationships shown began with our Predecessor.
Supplier
% of
Total
Suppliers
Since:
ExxonMobil 41% 2002
BP 27% 2009
Shell 14% 2004
Valero 4% 2007
Other Branded / Non-Branded 14% n/a
Total 100%

201-500 Sites, 6.7%
500+ Sites, 13.5%
51-200 Sites, 6.8%
11-50 Sites, 9.7%
1 Site, 58.2%
2-10 Sites, 5.1%

Established History of Acquisitions
• We have grown primarily through acquisitions
Since 2004, LGP and our Predecessor, have grown the business from 11 owned sites to 208 owned sites, as of March 31, 2013
We have completed twelve acquisitions that included 10+ sites per transaction
• Majority of our sites were purchased from major integrated oil companies
• Established history of quickly financing and closing acquisitions
• Wholesale marketing is fragmented and
local,
providing many acquisition opportunities
Wholesalers sell to 121,000 sites across the US
(1)
~73% of convenience store operators which distributed retail fuel own 50 or fewer sites
(1)
Major Acquisitions Since 1/1/2009
Recent Sellers
Convenience Store Operators with
Retail Fuel Distribution Site Count
(3)
(1) Source: 2012 Association for Convenience & Fuel Retailing (NACS).
(2) Motiva is a joint venture between Shell and Saudi Arabia Refining Company Inc.
(3) Source: 2012 NACS Report.
(2)
Express Lane 2012 48 $45.4 Exxon/Chevron FL
Dunmore Oil Company 2012 24 $29.0 Exxon/Valero PA
Motiva Enterprises
(2)
2011 26 $30.4 Shell 30 NJ
BP Products North America 2009 85 $68.4 BP 2 OH & KY
Uni-Mart 2009 24 $12.1 BP 4 OH
States Seller Year
Sites
Acquired
Purchase
Price ($MM) Brand
Wholesale
Supply
Agreements

• On December 21, 2012, we completed the acquisition of assets from Dunmore Oil Company, Inc. and JoJo
Oil Company, Inc. for a purchase price of $29.0 million
Previously a sub-wholesaler of LGP; sites sold approximately 28 million gallons of fuel in 2011
24 sites located in Pennsylvania; 23 owned sites, 1 leased site
Sites are subleased to LGO; estimated $1.7 million aggregate rental income, net of expenses per year
(average $71k / site)
• On December 22, 2012, we completed the acquisition of Express Lane, Inc. for a purchase price of $45.4 million
48 sites located in Florida; 7 owned sites; 41 leased sites
Sites sold approximately 43 million gallons of fuel in 2011
Sites are subleased to LGO; estimated $4.6 million aggregate rental income, net of expenses per year
(average of $96k / site)
Overview of Dunmore and Express Lane Acquisitions
Map of Express Lane Sites Map of Dunmore and JoJo Sites

• Liability on portfolio at IPO retained by predecessor entities
• Rigorous diligence process to identify any issues prior to acquisition
• Escrow funds at closing for identified liabilities
• Purchase insurance to protect against cost overruns for known liabilities and to protect against unknown conditions
• Participate in state programs that provide funds to assist in remediation
Risk Management Overview
Environmental
Commodity
Credit
Transportation
• Purchase and deliver fuel on the same day
• No overnight ownership of inventory
• Daily collection and settlement procedures
• Dealer credit card transactions routed through an LGP
subsidiary
• Outsource delivery of fuel to independent third party haulers
• Lowers capital and labor needs and reduces liability
exposure

➢

Public
45.9%
Topper Group / LGC
54.1%
Common Unit Ownership
7.7%
Subordinated Unit Ownership
92.3%

Aligned Equity Ownership
(1) Lehigh Gas Corporation (LGC) is an entity in which Joe Topper holds a 100% ownership interest.
• Topper Group and LGC
(1)
retain approximately 54.1% ownership in LGP
92.3% of units owned by Topper Group and LGC
(1)
are subordinated
• Lehigh Gas GP (the general partner) has a non-economic general partner interest in Lehigh
• 45.9% of LGP held by public
Topper Group / LGC vs. Public
Ownership
(1)
Topper Group / LGC Common vs.
Subordinated Unit Ownership
(1)

$2,000.0
$1,500.0
$1,000.0
$500.0
$-
(Dollars in Millions)
$821.9
$1,198.1
$1,629.1
$1,838.0
2009
2010
2011
PF 2012
LGP
Predecessor

$50.0
$40.0
$30.0
$20.0
$10.0
$-
(Dollars in Millions)
$27.9
$26.9
$34.4
$42.7
$45.6
2009
2010
2011
2011 PF
PF 2012
LGP
Predecessor

$50.0
$40.0
$30.0
$20.0
$10.0
$-
(Dollars in Millions)
$23.4
$31.3
$38.7
$41.4
2009
2010
2011
PF 2012
LGP
Predecessor

Historical Performance
(1) Based on the December 31, 2012 pro forma as presented on Form 8-K filed with the SEC on March 28, 2013.
(2) PF 2012 EBITDA excludes approximately $7.7 million in expenses in selling, general, and administrative expenses related to our initial public offering and formation transactions and the two transactions closed at year end. See the 8-K filed with the
SEC on March 25, 2013 for additional detail.
Revenue
(1)
EBITDA
(1)(2)
Fuel Gross Profit
(1)

First Quarter Overview
• Distributed 149.7 million gallons, a 12.7%
increase relative to 2012
(1)
• Generated gross profit from fuel sales of $10.3
million, a 41.7% increase relative to 2012
(1)
• Generated adjusted EBITDA of $12.6 million, a
53.4% increase relative to 2012
(1)
• Distributable Cash Flow of $9.3 million or $0.62
per common unit
• Increased the distribution 3.4% to $1.81 / unit
on an annual basis
• On May 13, increased credit facility by $75
million to $324 million
• $126 million in pro forma availability
• Amended certain financial covenants and
other terms to provide greater flexibility
for acquisitions
• Committed to prudent acquisition strategy with
conservative financial management
(1) Based on the March 31, 2012 pro forma as presented on Form 8-K filed with the SEC on May 14, 2013.
Summary First Quarter Metrics
(Dollars in thousands, except as noted)
Fuel Gross Profit 10,266 $
Gallons Distributed (millions) 149.7
Margin per Gallon ($) 0.069 $
Net Rental Income (revenue less expenses) 6,385 $
EBITDA 12,428 $
Non-Cash Equity Incentive Comp Expense 196
Adjusted EBITDA 12,678 $
Distributable Cash Flow (DCF) 9,338 $
DCF per Unit ($) 0.62 $
Distribution per Unit ($) 0.4525 $
Coverage (DCF / Distribution) 1.4x
Distribution Increase Over Previous Quarter 3.4%
Distribution Yield (as of 5/16/2013) 7.3%

Investment Highlights
• Stable Cash Flows from Rental Income
and Wholesale Fuel Distribution
• Prime Real Estate Locations in Areas
with High Traffic
• Long-Term Relationships with Major
Integrated Oil Companies and Refiners
• Established History of Completing and
Integrating Acquisitions
• Aligned Equity Ownership
• Financial Flexibility to Pursue
Acquisitions and Expansion
Opportunities